Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
Roundhill Cannabis ETF (WEED)
(the “Fund”)
June 27, 2024
Supplement to the Summary Prospectus, dated April 30, 2024, Prospectus, dated April 30, 2024, as revised June 14, 2024, and Statement of Additional Information, dated April 30, 2024
Effective July 1, 2024, Roundhill Financial, Inc., the investment adviser to the Fund, has agreed to waive the Fund's unitary management fee and/or limit the Fund's current expenses such that the Fund's Total Annual Fund Operating Expenses will not exceed 0.00% until at least July 1, 2025. The agreement may only be terminated by, or with the consent of, the Fund’s Board of Trustees.
Accordingly, effective July 1, 2024, the "Fees and Expenses of the Fund" and "Expense Example" sections in the Summary Prospectus and Prospectus are replaced in their entirety with the following:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fee	0.39%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.40%
Expense Waivers/Reimbursements(3)	(0.40)%
Total Annual Fund Operating Expenses (after expense waivers/reimbursements)	0.00%

(1) The fees and expense in the fee table have been restated to reflect current fees (after the implementation of the waiver and/or reimbursement of expenses described in footnote 3 below) as if they had been in effect during the previous fiscal year.
(2) Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.
(3) Roundhill Financial Inc., the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive and/or reimburse expenses in an amount equal to the Fund’s Total Annual Fund Operating Expenses until July 1, 2025. The waiver and/or reimbursement may not be terminated prior to July 1, 2025 except with the approval of the Listed Funds Trust Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of waived and/or reimbursed expenses in each period) remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$0	3 Years	$88	5 Years	$184	10 Years	$466
Please retain this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information for future reference.